Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

Note 13. Earnings per Share:

Basic and diluted earnings per share ("EPS") were calculated using the following:

	For the Years Ended December 31,
(in millions)	2011	2010	2009
Net earnings attributable to Altria Group, Inc.	$3,390	$3,905	$3,206
Less: Distributed and undistributed earnings attributable to unvested restricted and deferred shares	(13)	(15)	(11)

Earnings for basic and diluted EPS	$3,377	$3,890	$3,195

Weighted-average shares for basic EPS	2,064	2,077	2,066
Add: Incremental shares from stock options		2	5

Weighted-average shares for diluted EPS	2,064	2,079	2,071

For the 2011 and 2010 computations, there were no antidilutive stock options. For the 2009 computation, 0.7 million stock options were excluded from the calculation of weighted-average shares for diluted EPS because their effects were antidilutive.